UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

September 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	NSGIX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	NCCIX
Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	NSIEX
Nuveen Symphony Optimized Alpha Fund	NOPAX	NOPCX	—	NOPRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the ‘fiscal cliff’ approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

November 21, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature management by Symphony Asset Management LLC, an affiliate of Nuveen Investments. Gunther Stein, Director of Investment Strategies at Symphony, and Ross Sakamoto, CFA and Co-Director of Equity, and Joel Drescher, Co-Director of Equity serve as the portfolio managers for all the Funds. We recently spoke with the portfolio managers about general economic and market conditions, key investment strategies and Fund performance for the twelve-month period ended September 30, 2012.

What factors affected the U.S. economy and the equity market environments during the twelve-month reporting period ended September 30, 2012?

During the period, the U.S. economy’s progress toward recovery from recession remained sluggish but, for the most part, positive. The most recent figures available for U.S. gross domestic product (GDP) showed the economy had an annualized growth rate of 2.0% in the third quarter 2012. This marked the 13th consecutive quarter of positive growth. Inflation remained well contained, with the Consumer Price Index (CPI) rising 2.0% year-over-year as of September 2012. Core CPI (which excludes food and energy) increased 2.0% during the period, within the Fed’s unofficial objective of 2.0% or lower for this inflation measure.

Labor market conditions slowly improved, with the national unemployment rate registering 7.8% in September 2012. U.S. unemployment had been stalled out in the low 8% range since the beginning of the year. Meanwhile, the housing market was an unfamiliar bright spot as home prices had risen for three consecutive months at the end of the reporting period. Other encouraging signs included improved sales of existing homes and more robust home construction and an increase in the price of new homes. The most recent data available at the time this report was prepared, showed the average home price increased 2.0% for the 12 months ended August 2012, according to the S&P/Case-Shiller Index of 20 major metropolitan areas. However, with prices down more than one-third from their peak in the summer of 2006, housing has not fully recovered.

The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its October 2012 meeting (following the end of this reporting period), the central bank affirmed its opinion that economic conditions would likely warrant keeping the rate at “exceptionally low levels” through mid-2015. The Fed also announced that it would extend its Operation Twist program, lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer-term interest rates, make broader financial conditions more accommodating, support a

Nuveen Investments	5

stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

U.S. equity markets were likewise impacted by the same risk environment, but ended up producing strong double-digit returns for the period as a whole. Large-cap U.S. stocks, as measured by the S&P 500® Index, ended the one-year period with a 10.20% return, reaching a level not seen since the beginning of 2008. The small- and mid-cap segments produced returns of 31.91% and 28.03%, as measured by the Russell 2000® and the Russell Midcap® Indexes, respectively. The best-performing areas of the U.S. equity market during the year included the telecommunications, technology, consumer discretionary and health care sectors. Meanwhile, the steps taken in Europe to reduce financial risk helped overseas markets recover some of their losses from earlier in the period. Developed markets posted a 12-month return of 13.75% according to the MSCI EAFE Index, which tracks the performance of stocks from markets in Europe, Australasia and the Far East. Emerging markets also recovered after their dramatic sell-off in 2011, ending the fiscal year period with a 16.93% return, as measured by the MSCI Emerging Markets Index.

How did the Funds perform during the twelve-month period ended September 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds’ Class A Shares at net asset value (NAV) for the one-year, five-year and since inception periods ending September 30, 2012. The tables also compare the Funds’ returns to comparative market indexes and Lipper classification averages. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund, and how did this strategy affect the Fund’s performance for the twelve-month period ended September 30, 2012?

Nuveen Symphony Large-Cap Growth Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Growth Index and the Lipper Multi-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks selected using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tries to avoid credit sensitive companies, such as those with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

During the reporting period, the Fund’s information technology, materials and financial holdings contributed positively to performance. One of our top performing stocks was

6	Nuveen Investments

Apple, Inc. Apple’s new iPhone and iPad have had success beyond street expectations. Moreover, the company announced it would begin paying a dividend and institute a share repurchase program this year. The last time the company paid a dividend was in 1995. Another information technology holding that contributed to performance was QUALCOMM, Inc. Investors continue to be positive about this digital wireless communication equipment manufacturer as it is a major component supplier to Apple’s newest iPhone and sales expectations have been very strong. Finally, the consumer staples holding Philip Morris International was a good performer. The stock price surged after the company issued a better than expected full year outlook in February and has continued to outperform the market after three consecutive quarters of solid execution despite economic challenges in Europe.

We had several positions which negatively impacted performance, including Superior Energy Services, Inc., an oilfield services and equipment company serving onshore and offshore oil and gas drilling projects globally. Shares underperformed as concerns about oversupply in the North American pressure pumping business coincided with a sharp decline in natural gas prices. Also underperforming was Joy Global Inc., which manufactures and markets underground mining and surface mining equipment. The stock’s slide began shortly after the company reported in line first quarter 2012 revenue and earnings per share that were offset by modestly weaker margins. The company also revised guidance down twice as deceleration in China’s economy impacted the markets. Lastly, International Game Technology detracted from performance. The company designs and manufactures computerized casino gaming systems. The company missed earnings due to increased price competition and uncertainty in the operating environment.

Nuveen Symphony Mid-Cap Core Fund

The Fund’s Class A Shares at NAV slightly underperformed both the Russell Midcap® Index and the Lipper Mid-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to provide long-term capital appreciation by investing in mid-capitalization core equities using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tries to avoid credit sensitive companies with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

Our energy, financial and consumer discretionary holdings contributed positively to performance versus the benchmark. One such position was Tesoro Corporation, an independent petroleum refiner and marketer, which saw share prices increase in August following strong earnings, dividend initiation, a new share repurchase program and the acquisition of BP’s Carson City refinery. CF Industries Holdings, Inc., a worldwide manufacturer and distributor of fertilizers, also contributed to performance. The company’s

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outperformance was attributable to rising corn prices, high corn acreage, and relatively low natural gas costs. Company-specific initiatives such as capacity expansion and capital allocation were also beneficial. Also positively contributing to performance was Kansas City Southern, a railroad company controlling a network located throughout the Midwest and into Mexico. The stock performed well as the company consistently beat core earnings projections and realized solid growth in its carload traffic. We believe the company is well positioned to benefit from cross-border rail traffic coming out of Mexico and into the United States. Mexico has attracted increased investment from U.S. companies looking to outsource manufacturing due to China’s rising labor costs. The expansion of the Port of Lazaro Cardenas in Southwestern Mexico should also increase volume.

Several positions contributed to under performance during the reporting period. In particular, Superior Energy Services, Inc., an oilfield services and equipment company serving onshore and offshore oil and gas drilling projects globally, declined as concerns about oversupply in the North American pressure pumping business coincided with a sharp decline in natural gas prices. As a result, the company issued conservative 2012 earnings per share guidance. Also detracting from performance was First Niagara Financial Group Inc., which provides a range of retail and commercial banking services. Share prices fell after the company posted mixed first quarter 2012 results due to the sluggish economy and less favorable interest rates weighing on the purchase of HSBC branches. Lastly, Titanium Metals Corporation negatively impacted performance. Share prices underperformed as industrial titanium demand and declines in spot titanium ingot pricing coincided with investors’ concerns of the company’s revenue exposure to Europe.

Nuveen Symphony International Equity Fund

The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and performed in line with the Lipper International Multi-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. Stocks are selected using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices.

During the reporting period, Japan, the U.S. and Hong Kong contributed positively to performance from a country perspective. Financials, utilities and consumer discretionary contributed to performance from a sector perspective versus the benchmark. Hannover Rueckversicherung AG, the fourth largest re-insurer globally, saw share prices steadily increase as the company consistently posted top line property and casualty growth. ASML Holding also contributed positively to performance. The company provides lithography systems to the semiconductor industry for manufacturing complex integrated circuits. During the reporting period, ASML’s stock price continued to improve after concerns that an economic slowdown would dampen spending on new semiconductor equipment.

8	Nuveen Investments

ASML orders remained stable at the beginning of the reporting period, and the company continued to exceed analysts’ expectations.

Australia, Sweden and United Kingdom holdings underperformed versus the benchmark from a country perspective. The electronics and energy sectors detracted from performance from a sector perspective versus the benchmark. Nippon Electric Glass Company Limited, which manufactures glass for various electronic uses, underperformed due to a continued decline in LCD glass prices. These lower prices were driven by lower demand and aggressive pricing by rivals. Also negatively impacting performance was Repsol YPF S.A., an integrated oil company that explores for and produces crude oil and natural gas. Repsol’s stock price declined on rumors that Argentina was planning to nationalize the YPF unit of Repsol. Lastly, Canon Inc. detracted from performance. Share prices underperformed the MSCI EAFE Index in dollar terms during the first quarter 2012 due to Japanese yen depreciation against the U.S. dollar. In the second quarter 2012, however, Canon lagged the index as the strengthening yen and macroeconomic deterioration weighed on sales expectations.

Nuveen Symphony Optimized Alpha Fund

The Fund’s Class A Shares at NAV underperformed both the S&P 500® Index and the Lipper Large-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to provide long-term capital appreciation potential with lower absolute volatility than the broad equity market by constructing a portfolio with stocks having relatively low performance correlations. The stocks are selected using a bottom-up process that consists of a combination of quantitative screens and fundamental research, which seek to create portfolios that deliver consistent returns.

The quantitative screens employ models to identify stocks with higher return potential, assessment of analyst opinions, earnings quality, current valuation and insider behavior. We also focus on portfolio construction, using a process designed to optimize for the highest projected return per unit of total risk, relative to a benchmark. In general, the Fund tries to avoid credit sensitive companies with high financial leverage, and vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

Our energy, industrials and information technology holdings contributed positively to performance versus the benchmark. One of our top performing stocks included Apple, Inc. Apple’s new iPhone and iPad have had success beyond street expectations. Moreover, the company announced it would begin paying a dividend and institute a share repurchase program this year. The last time the company paid a dividend was in 1995. Also contributing to performance was Biogen Idec Inc., which benefited from positive drug developments which increased sales momentum. Lastly, General Electric Company also aided performance after the company raised its quarterly dividend and called for a double-digit increase in fiscal 2012 profit during its outlook meeting in late 2011.

Several holdings detracted from performance, including Visteon Corporation. Share prices of this global automotive supplier declined after announcing the sale of its lighting

Nuveen Investments	9

business to Varroc. International Game Technology also detracted from performance. The company, which designs and manufactures computerized casino gaming systems, missed earnings due to increasing price competition and an increasingly uncertain operating environment. Lastly, Chesapeake Energy Corporation underperformed. This U.S. based producer of natural gas, natural gas liquids, and oil traded lower following disclosure of liquidity issues despite the company’s attractive portfolio of assets.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility.

10	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Symphony Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2012

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	32.70%	5.41%	6.28%
Class A Shares at maximum Offering Price	25.08%	4.18%	5.20%
Russell 1000® Growth Index**	29.19%	3.24%	4.74%
Lipper Multi-Cap Growth Funds Classification Average**	26.13%	0.92%	3.24%

Class C Shares	31.68%	4.63%	5.49%
Class R3 Shares	32.32%	5.14%	6.00%
Class I Shares	33.00%	5.66%	6.54%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	2.36%	1.23%
Class C Shares	3.18%	1.98%
Class R3 Shares	2.67%	1.48%
Class I Shares	2.26%	0.98%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.35% after January 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 12/15/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 9/29/09. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2012 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Fund Performance and Expense Ratios (continued)

Nuveen Symphony Mid-Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2012

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	25.66%	2.66%	4.74%
Class A Shares at maximum Offering Price	18.42%	1.45%	3.77%
Russell Midcap® Index**	28.03%	2.24%	4.80%
Lipper Mid-Cap Core Funds Classification Average**	26.02%	1.10%	3.72%

Class C Shares	24.77%	1.90%	3.96%
Class R3 Shares	25.38%	2.40%	4.47%
Class I Shares	26.00%	2.92%	5.01%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	4.57%	1.38%
Class C Shares	5.46%	2.13%
Class R3 Shares	5.38%	1.63%
Class I Shares	4.86%	1.13%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.15% (1.40% after January 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/31/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 5/05/09. The returns for Class R3 Shares are actual for the periods since class inception on 5/05/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2012 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Fund Performance and Expense Ratios (continued)

Nuveen Symphony International Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2012

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	17.07%	-5.36%
Class A Shares at maximum Offering Price	10.35%	-6.64%
MSCI EAFE Index**	13.75%	-4.97%
Lipper International Multi-Cap Growth Funds Classification Average**	17.09%	-4.01%

Class C Shares	16.18%	-6.07%
Class R3 Shares	16.81%	-5.59%
Class I Shares	17.38%	-5.12%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	10.21%	1.37%
Class C Shares	10.95%	2.12%
Class R3 Shares	10.55%	1.62%
Class I Shares	10.01%	1.12%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.13% (1.38% after January 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/30/08. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 10/05/10. The returns for Class R3 Shares are actual for the periods since class inception on 10/05/10; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2012 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Fund Performance and Expense Ratios (continued)

Nuveen Symphony Optimized Alpha Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2012

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	26.17%	2.73%	2.73%
Class A Shares at maximum Offering Price	18.95%	1.52%	1.52%
S&P 500® Index**	30.20%	1.05%	1.05%
Lipper Large-Cap Core Funds Classification Average**	27.49%	0.01%	0.01%

Class C Shares	25.24%	1.96%	1.96%
Class I Shares	26.56%	2.99%	2.98%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	5.79%	1.23%
Class C Shares	6.72%	1.98%
Class I Shares	5.56%	0.98%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.45% after January 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 9/28/07.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2012 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Holding Summaries as of September 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony Large-Cap Growth Fund

Portfolio Allocation1

Nuveen Symphony Mid-Cap Core Fund

Portfolio Allocation1

Portfolio Composition[1]
Computers & Peripherals	10.9%
Software	8.5%
IT Services	5.8%
Chemicals	5.0%
Semiconductors & Equipment	4.9%
Machinery	4.7%
Specialty Retail	4.7%
Health Care Providers & Services	4.6%
Internet Software & Services	4.5%
Tobacco	4.1%
Hotels, Restaurants & Leisure	2.9%
Pharmaceuticals	2.8%
Multiline Retail	2.6%
Media	2.5%
Food & Staples Retailing	2.3%
Biotechnology	2.0%
Health Care Equipment & Supplies	1.9%
Retail REIT	1.9%
Oil, Gas & Consumable Fuels	1.9%
Short-Term Investments	5.1%
Other[4]	16.4%

Portfolio Composition[1]
Specialty Retail	9.6%
Insurance	6.2%
Chemicals	5.9%
Health Care Providers & Services	5.5%
Machinery	5.4%
Multi-Utilities	5.3%
Oil, Gas & Consumable Fuels	5.2%
Retail REIT	5.1%
Capital Markets	4.7%
Software	4.5%
IT Services	3.8%
Semiconductors & Equipment	3.1%
Apparel, Accesories & Luxury Goods	3.0%
Beverages	2.8%
Household Durables	2.4%
Building Products	2.3%
Hotels, Restaurants & Leisure	2.3%
Short-Term Investments	6.6%
Other[5]	16.3%

Top Five Common Stock Holdings[3]
Apple, Inc.	9.2%
Microsoft Corporation	4.0%
Google Inc., Class A	2.9%
Amgen Inc.	2.1%
Oracle Corporation	2.1%

Top Five Common Stock Holdings[3]
CBL & Associates Properties Inc.	2.2%
Tesoro Corporation	2.0%
Taubman Centers Inc.	1.9%
CF Industries Holdings, Inc.	1.8%
CenterPoint Energy, Inc	1.8%

1	As a percentage of net assets as of September 30, 2012. Holdings are subject to change.

2	Other assets less liabilities.

3	As a percentage of total common stocks as of September 30, 2012. Holdings are subject to change.

4	Includes other assets less liabilities and all industries less than 1.9% of total net assets.

5	Includes other assets less liabilities and all industries less than 2.3% of total net assets.

20	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony International Equity Fund

Portfolio Allocation1

Nuveen Symphony Optimized Alpha Fund

Portfolio Allocation1

Portfolio Composition[1]
Commercial Banks	12.9%
Oil, Gas & Consumable Fuels	7.5%
Pharmaceuticals	7.0%
Metals & Mining	6.2%
Insurance	5.6%
Food Products	4.5%
Investment Companies	4.2%
Textiles, Apparel & Luxury Goods	3.8%
Real Estate Management & Development	3.6%
Electrical Equipment	3.4%
Automobiles	2.9%
Chemicals	2.8%
Wireless Telecommunication Services	2.8%
Industrial Conglomerates	2.6%
Machinery	2.4%
Beverages	2.3%
Food & Staples Retailing	2.2%
Semiconductors & Equipment	2.2%
Multiline Retail	1.9%
Other[4]	19.2%

Portfolio Composition[1]
Pharmaceuticals	7.2%
Oil, Gas & Consumable Fuels	6.6%
Computers & Peripherals	6.2%
Specialty Retail	5.3%
Real Estate Investment Trust	4.7%
Software	4.3%
Insurance	4.3%
Tobacco	4.2%
Commercial Banks	3.6%
Multi-Utilities	3.4%
Biotechnology	3.0%
Food Products	2.9%
Beverages	2.8%
Diversified Telecommunication Services	2.7%
IT Services	2.7%
Semiconductors & Equipment	2.7%
Health Care Equipment & Supplies	2.6%
Industrial Conglomerates	2.2%
Metals & Mining	2.2%
Multiline Retail	1.8%
Aerospace & Defense	1.8%
Machinery	1.7%
Food & Staples Retailing	1.6%
Other[6]	19.5%

Top Five Common Stock Holdings[3]
Hannover Rueckversicherung AG	2.8%
DnB NOR ASA	2.5%
Coca-Cola Amatil Limited	2.4%
ASM Lithography Holding NV	2.4%
Royal Dutch Shell PLC, Class B Shares	2.3%

Country Allocation[5]
United Kingdom	22.9%
Japan	12.7%
France	7.8%
Australia	6.3%
Germany	5.9%
United States	5.8%
Canada	5.0%
Switzerland	4.9%
Netherlands	4.0%
Norway	3.8%
Luxembourg	3.2%
Other	17.7%

Top Five Common Stock Holdings[3]
Apple, Inc.	6.4%
Johnson & Johnson	3.3%
Altria Group, Inc.	2.9%
Microsoft Corporation	2.7%
Verizon Communications Inc.	2.3%

1	As a percentage of net assets as of September 30, 2012. Holdings are subject to change.

2	Others assets less liabilities.

3	As a percentage of total common stocks as of September 30, 2012. Holdings are subject to change.

4	Includes other assets less liabilities and all industries less than 2.2% of total net assets.

5	As a percentage of total investments as of September 30, 2012. Holdings are subject to change.

6	Includes other assets less liabilities and all industries less than 1.7% of total net assets.

Nuveen Investments	21

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Large-Cap Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$1,002.40	$998.30	$1,000.80	$1,003.50	$1,018.90	$1,015.15	$1,017.65	$1,020.15
Expenses Incurred During Period	$6.11	$9.84	$7.35	$4.86	$6.16	$9.92	$7.41	$4.90

For each class of the Fund, expenses are equal to the Portfolio’s annualized net expense ratio of 1.22%, 1.97%, 1.47% and ..97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Symphony Mid-Cap Core Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$981.20	$977.50	$980.00	$982.20	$1,018.15	$1,014.40	$1,016.90	$1,019.40
Expenses Incurred During Period	$6.79	$10.48	$8.02	$5.55	$6.91	$10.68	$8.17	$5.65

For each class of the Fund, expenses are equal to the Portfolio’s annualized net expense ratio of 1.37%, 2.12%, 1.62% and 1.12% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Symphony International Equity Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$976.50	$972.50	$975.30	$977.80	$1,018.25	$1,014.50	$1,017.00	$1,019.50
Expenses Incurred During Period	$6.67	$10.36	$7.90	$5.44	$6.81	$10.58	$8.07	$5.55

For each class of the Fund, expenses are equal to the Portfolio’s annualized net expense ratio of 1.35%, 2.10%, 1.60% and 1.10% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Symphony Optimized Alpha Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (4/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$1,029.80	$1,025.70	$1,031.20	$1,018.85	$1,015.10	$1,020.10
Expenses Incurred During Period	$6.24	$10.03	$4.98	$6.21	$9.97	$4.95

For each class of the Fund, expenses are equal to the Portfolio’s annualized net expense ratio of 1.23%, 1.98% and .98% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	23

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Mid-Cap Core Fund, Nuveen Symphony International Equity Fund, and Nuveen Symphony Optimized Alpha Fund (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at September 30, 2012, the results of each of their operations for the period then ended, and the change in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

November 28, 2012

24	Nuveen Investments

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund

September 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 96.2%

	Aerospace & Defense – 1.2%

10,063	United Technologies Corporation	$787,832
	Air Freight & Logistics – 1.0%

5,789	C.H. Robinson Worldwide, Inc.	338,946

3,592	FedEx Corporation	303,955
	Total Air Freight & Logistics	642,901
	Apparel, Accessories & Luxury Goods – 1.4%

9,703	PVH Corporation	909,365
	Beverages – 0.7%

9,971	Dr. Pepper Snapple Group	444,009
	Biotechnology – 2.0%

15,497	Amgen Inc.	1,306,707
	Capital Markets – 0.8%

4,089	Affiliated Managers Group Inc., (2)	502,947
	Chemicals – 5.0%

3,755	CF Industries Holdings, Inc.	834,511

5,725	Eastman Chemical Company	326,382

9,995	LyondellBasell Industries NV	516,342

11,373	Monsanto Company	1,035,170

7,141	Westlake Chemical Corporation	521,721
	Total Chemicals	3,234,126
	Communications Equipment – 1.0%

6,041	F5 Networks, Inc., (2)	632,493
	Computers & Peripherals – 10.9%

8,627	Apple, Inc.	5,756,452

37,564	EMC Corporation, (2)	1,024,370

8,941	NetApp, Inc., (2)	293,980
	Total Computers & Peripherals	7,074,802
	Consumer Finance – 1.6%

26,561	Discover Financial Services	1,055,269
	Diversified Telecommunication Services – 1.5%

20,662	Verizon Communications Inc.	941,567
	Electrical Equipment – 0.5%

5,089	Rockwell Automation, Inc.	353,940
	Energy Equipment & Services – 1.0%

7,763	Oil States International Inc., (2)	616,848
	Food & Staples Retailing – 2.3%

11,715	Costco Wholesale Corporation	1,172,964

3,450	Whole Foods Market, Inc.	336,030
	Total Food & Staples Retailing	1,508,994
	Food Products – 1.3%

7,836	Kraft Foods Inc., Class A Shares	324,019

6,912	Mead Johnson Nutrition Company, Class A Shares	506,511
	Total Food Products	830,530

Nuveen Investments	25

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund (continued)

September 30, 2012

Shares	Description (1)	Value

	Gas Utilities – 0.9%

6,411	ONEOK, Inc.	$309,715

14,629	Questar Corporation	297,408
	Total Gas Utilities	607,123
	Health Care Equipment & Supplies – 1.9%

13,273	Baxter International, Inc.	799,831

11,441	ResMed Inc.	463,017
	Total Health Care Equipment & Supplies	1,262,848
	Health Care Providers & Services – 4.6%

5,885	Davita Inc., (2)	609,745

12,185	Express Scripts, Holding Company, (2)	763,634

22,444	HCA Holdings Inc.	746,263

10,064	McKesson HBOC Inc.	865,806
	Total Health Care Providers & Services	2,985,448
	Hotels, Restaurants & Leisure – 2.9%

19,489	Brinker International Inc.	687,962

9,121	Marriott International, Inc., Class A	356,631

16,871	Starbucks Corporation	856,203
	Total Hotels, Restaurants & Leisure	1,900,796
	Household Products – 0.8%

4,573	Colgate-Palmolive Company	490,317
	Insurance – 0.5%

9,371	Valdius Holdings Limited	317,771
	Internet Software & Services – 4.5%

22,886	eBay Inc., (2)	1,107,911

2,376	Google Inc., Class A, (2)	1,792,692
	Total Internet Software & Services	2,900,603
	IT Services – 5.8%

3,611	Alliance Data Systems Corporation, (2)	512,581

4,796	International Business Machines Corporation (IBM)	994,930

16,368	Lender Processing Services Inc.	456,504

2,195	MasterCard, Inc.	990,999

6,015	Teradata Corporation, (2)	453,591

12,898	VeriFone Holdings Inc., (2)	359,209
	Total IT Services	3,767,814
	Machinery – 4.7%

8,180	Caterpillar Inc.	703,807

6,462	Cummins Inc.	595,861

11,184	Ingersoll Rand Company Limited, Class A	501,267

5,167	Joy Global Inc.	289,662

10,259	SPX Corporation	671,041

3,990	Wabtec Corporation	320,357
	Total Machinery	3,081,995
	Media – 2.5%

11,615	Scripps Networks Interactive, Class A Shares	711,186

9,408	Time Warner Cable, Class A	894,324
	Total Media	1,605,510

26	Nuveen Investments

Shares	Description (1)	Value

	Multiline Retail – 2.6%

16,406	Macy’s, Inc.	$617,194

17,305	Target Corporation	1,098,348
	Total Multiline Retail	1,715,542
	Oil, Gas & Consumable Fuels – 1.9%

5,404	Chevron Corporation	629,890

10,785	Murphy Oil Corporation	579,047
	Total Oil, Gas & Consumable Fuels	1,208,937
	Personal Products – 0.5%

5,351	Estee Lauder Companies Inc., Class A	329,461
	Pharmaceuticals – 2.8%

16,047	Abbott Laboratories	1,100,182

14,555	Eli Lilly and Company	690,053
	Total Pharmaceuticals	1,790,235
	Retail REIT – 1.9%

5,092	Simon Property Group, Inc.	773,017

6,181	Taubman Centers Inc.	474,268
	Total Retail REIT	1,247,285
	Road & Rail – 1.1%

6,102	Union Pacific Corporation	724,307
	Semiconductors & Equipment – 4.9%

21,272	Avago Technologies Limited	741,648

17,253	Broadcom Corporation, Class A	596,609

42,319	Intel Corporation	959,795

9,794	Linear Technology Corporation	311,939

44,561	NVIDIA Corporation, (2)	594,444
	Total Semiconductors & Equipment	3,204,435
	Software – 8.5%

23,935	Cadence Design Systems, Inc., (2)	307,924

84,549	Microsoft Corporation	2,517,869

41,405	Oracle Corporation	1,303,843

22,546	Tibco Software Inc., (2)	681,566

7,056	VMware Inc.	682,597
	Total Software	5,493,799
	Specialized REIT – 0.8%

10,873	Rayonier Inc.	532,886
	Specialty Retail – 4.7%

36,165	American Eagle Outfitters, Inc.	762,358

17,592	Home Depot, Inc.	1,062,029

13,374	Ross Stores, Inc.	863,960

7,580	Williams-Sonoma Inc.	333,293
	Total Specialty Retail	3,021,640
	Textiles, Apparel, & Luxury Goods – 1.1%

19,298	Deckers Outdoor Corporation, (2)	707,079
	Tobacco – 4.1%

27,329	Altria Group, Inc.	912,515

7,176	Lorillard Inc.	835,646

Nuveen Investments	27

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund (continued)

September 30, 2012

Shares	Description (1)			Value
	Tobacco (continued)

10,480	Philip Morris International			$942,573
	Total Tobacco			2,690,734
	Total Common Stocks (cost $58,060,406)			62,428,895

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.1%

	Repurchase Agreements – 5.1%

$3,304	Repurchase Agreement with State Street Bank, dated 9/28/12, repurchase price $3,304,118, collateralized by $3,360,000 U.S. Treasury Notes, 0.375%, due 4/15/15, value $3,372,540	0.010%	10/01/12	$3,304,115
	Total Short-Term Investments (cost $3,304,115)			3,304,115
	Total Investments (cost $61,364,521) – 101.3%			65,733,010
	Other Assets Less Liabilities – (1.3)%			(835,963)
	Net Assets – 100%			$64,897,047

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

28	Nuveen Investments

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund

September 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 97.7%

	Apparel, Accessories & Luxury Goods – 3.0%

1,096	Michael Kors Holdings Limited, (2)	$58,285

738	PVH Corporation	69,165
	Total Apparel, Accessories & Luxury Goods	127,450
	Beverages – 2.8%

1,313	Dr. Pepper Snapple Group	58,468

1,257	Molson Coors Brewing Company, Class B	56,628
	Total Beverages	115,096
	Building Products – 2.3%

1,720	Fortune Brands Home & Security, (2)	46,457

1,051	Lennox International Inc.	50,826
	Total Building Products	97,283
	Capital Markets – 4.7%

518	Affiliated Managers Group Inc., (2)	63,714

1,247	Ameriprise Financial, Inc.	70,692

2,440	Invesco LTD	60,976
	Total Capital Markets	195,382
	Chemicals – 5.9%

338	CF Industries Holdings, Inc.	75,117

4,554	Huntsman Corporation	67,991

2,234	Interpid Potash Inc., (2)	47,986

761	Westlake Chemical Corporation	55,599
	Total Chemicals	246,693
	Commercial Banks – 1.3%

6,309	KeyCorp.	55,141
	Commercial Services & Supplies – 1.9%

1,340	Avery Dennison Corporation	42,639

1,391	Republic Services, Inc.	38,266
	Total Commercial Services & Supplies	80,905
	Communication Equipment – 0.7%

271	F5 Networks, Inc., (2)	28,374
	Computers & Peripherals – 0.4%

24	Apple, Inc.	16,014
	Construction & Engineering – 1.7%

2,851	Quanta Services Incorporated, (2)	70,420
	Electric Utilities – 1.5%

1,344	Edison International	61,407
	Electronic Equipment & Instruments – 0.8%

1,829	Jabil Circuit Inc.	34,239
	Energy Equipment & Services – 0.8%

445	Oil States International Inc., (2)	35,360
	Food Products – 0.9%

524	Mead Johnson Nutrition Company, Class A Shares	38,399
	Health Care Equipment & Supplies – 2.2%

2,037	Hologic Inc., (2)	41,229

1,291	ResMed Inc.	52,247
	Total Health Care Equipment & Supplies	93,476

Nuveen Investments	29

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund (continued)

September 30, 2012

Shares	Description (1)	Value

	Health Care Providers & Services – 5.5%

2,402	Brookdale Senior Living Inc., (2)	$55,774

512	Davita Inc., (2)	53,048

1,928	HCA Holdings Inc.	64,106

6,939	Health Management Associates Inc., (2)	58,218
	Total Health Care Providers & Services	231,146
	Hotels, Restaurants & Leisure – 2.3%

1,212	Brinker International Inc.	42,784

165	Chipotle Mexican Grill, Class A Shares	52,394
	Total Hotels, Restaurants & Leisure	95,178
	Household Durables – 2.4%

1,463	Lennar Corporation, Class A	50,869

3,297	Pulte Corporation, (2)	51,104
	Total Household Durables	101,973
	Insurance – 6.2%

399	Allied World Assurance Holdings	30,823

500	Everest Reinsurance Group Ltd	53,480

1,187	Marsh & McLennan Companies, Inc.	40,275

808	Torchmark Corporation	41,491

1,500	Valdius Holdings Limited	50,865

1,126	WR Berkley Corporation	42,214
	Total Insurance	259,148
	IT Services – 3.8%

359	Alliance Data Systems Corporation, (2)	50,960

2,416	Lender Processing Services Inc.	67,382

521	Teradata Corporation, (2)	39,289
	Total IT Services	157,631
	Machinery – 5.4%

1,602	Ingersoll Rand Company Limited, Class A	71,802

640	SPX Corporation	41,862

663	Wabtec Corporation	53,232

2,300	Xylem Inc.	57,845
	Total Machinery	224,741
	Multi-Utilities – 5.3%

911	Alliant Energy Corporation	39,528

1,699	Ameren Corporation	55,506

3,389	CenterPoint Energy, Inc.	72,186

2,281	CMS Energy Corporation	53,718
	Total Multi-Utilities	220,938
	Oil, Gas & Consumable Fuels – 5.2%

1,595	HollyFrontier Company	65,826

1,230	Marathon Petroleum Corporation	67,146

1,983	Tesoro Corporation, (2)	83,088
	Total Oil, Gas & Consumable Fuels	216,060
	Pharmaceuticals – 1.8%

1,679	Warner Chilcott Limited, (2)	22,667

598	Watson Pharmaceuticals Inc., (2)	50,926
	Total Pharmaceuticals	73,593

30	Nuveen Investments

Shares	Description (1)	Value

	Residential REIT – 0.9%

262	Essex Property Trust Inc.	$38,839
	Retail REIT – 5.1%

4,155	CBL & Associates Properties Inc.	88,668

1,540	Tanger Factory Outlet Centers	49,788

998	Taubman Centers Inc.	76,577
	Total Retail REIT	215,033
	Semiconductors & Equipment – 3.1%

1,231	Avago Technologies Limited	42,919

3,521	NVIDIA Corporation, (2)	46,970

1,608	Skyworks Solutions Inc., (2)	37,893
	Total Semiconductors & Equipment	127,782
	Software – 4.5%

4,469	Cadence Design Systems, Inc., (2)	57,494

1,536	Fortinet Inc., (2)	37,079

758	Micros Systems, Inc., (2)	37,233

1,884	Tibco Software Inc., (2)	56,953
	Total Software	188,759
	Specialized REIT – 1.7%

3,092	Omega Healthcare Investors Inc.	70,281
	Specialty Retail – 9.6%

3,066	American Eagle Outfitters, Inc.	64,631

794	Dick’s Sporting Goods Inc.	41,169

1,586	Foot Locker, Inc.	56,303

1,241	Limited Brands, Inc.	61,132

583	PetSmart Inc.	40,215

1,062	Ross Stores, Inc.	68,605

1,457	Signet Jewelers Limited	71,043
	Total Specialty Retail	403,098
	Textiles, Apparel & Luxury Goods – 1.5%

1,727	Deckers Outdoor Corporation, (2)	63,277
	Tobacco – 1.0%

343	Lorillard Inc.	39,942
	Wireless Telecommunication Services – 1.5%

329	Crown Castle International Corporation, (2)	21,089

1,795	Metropcs Communications Inc.	21,019

3,802	Sprint Nextel Corporation, (2)	20,985
	Total Wireless Telecommunication Services	63,093
	Total Common Stocks (cost $3,643,578)	4,086,151

Nuveen Investments	31

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund (continued)

September 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.6%

	Repurchase Agreements – 6.6%

$275	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/12, repurchase price $275,241, collateralized by $210,000 U.S. Treasury Notes, 4.500%, due 8/15/39, value $285,516	0.010%	10/01/12	$275,241
	Total Short-Term Investments (cost $275,241)			275,241
	Total Investments (cost $3,918,819) – 104.3%			4,361,392
	Other Assets Less Liabilities – (4.3)%			(181,391)
	Net Assets – 100%			$4,180,001

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

32	Nuveen Investments

Portfolio of Investments

Nuveen Symphony International Equity Fund

September 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 92.8%

	Automobiles – 2.9%

193	Honda Motor Company Limited	$5,928

453	Honda Motor Company Limited, ADR	13,998

304	Toyota Motor Corporation	11,842
	Total Automobiles	31,768
	Beverages – 2.3%

1,760	Coca-Cola Amatil Limited	24,756
	Capital Markets – 0.5%

423	UBS AG	5,150
	Chemicals – 2.8%

773	Kuraray Company Limited	8,786

232	Nitto Denko Corporation	11,059

249	Potash Corporation of Saskatchewan	10,823
	Total Chemicals	30,668
	Commercial Banks – 12.9%

812	Banco Itau Holdings Financeira, S.A., Sponsored ADR	12,407

867	Banco Santander Central S.A., ADR	6,468

113	BNP Paribas S.A.	5,370

2,062	DnB NOR ASA	25,285

729	Hang Seng Bank	11,178

1,460	HSBC Holdings PLC	13,516

961	Mitsubishi UFJ Financial Group, Inc., ADR	4,507

3,179	Mizuho Financial Group	5,173

139	Societe Generale	3,948

819	Standard Chartered PLC	18,515

373	Sumitomo Mitsui Financial Group	11,662

206	Toronto-Dominion Bank	17,168

64	Toronto-Dominion Bank	5,338
	Total Commercial Banks	140,535
	Commercial Services & Supplies – 0.8%

236	Aggreko PLC	8,815
	Construction & Engineering – 0.8%

238	Royal Boskalis Westminster NV	8,603
	Diversified Telecommunication Services – 0.4%

191	Telefonica Brasil S.A.	4,152
	Electrical Equipment – 3.4%

145	ABB Limited	2,720

515	ABB Limited, ADR	9,631

46	Nidec Corporation	3,366

312	Nidec Corporation, ADR	5,738

525	Sensata Techologies Holdings, (2)	15,629
	Total Electrical Equipment	37,084
	Electronic Equipment & Instruments – 1.8%

594	Hoya Corporation	13,054

1,132	Nippon Electric Glass Company Limited	6,252
	Total Electronic Equipment & Instruments	19,306

Nuveen Investments	33

Portfolio of Investments

Nuveen Symphony International Equity Fund (continued)

September 30, 2012

Shares	Description (1)	Value

	Energy Equipment & Services – 1.0%

96	Subsea 7 S.A.	$2,215

359	Subsea 7 S.A., ADR	8,296
	Total Energy Equipment & Services	10,511
	Food & Staples Retailing – 2.2%

897	Jeronimo Martins SGPS	14,968

746	Koninklijke Ahold NV, Sponsored ADR	9,295
	Total Food & Staples Retailing	24,263
	Food Products – 4.5%

103	Nestle S.A.	6,494

227	Nestle S.A., Sponsored ADR	14,349

617	Unilever PLC	22,437

159	Unilever PLC, ADR	5,807
	Total Food Products	49,087
	Health Care Providers & Services – 1.7%

257	Fresenius SE, ADR	18,864
	Household Durables – 0.8%

646	Brookfield Residential Properties Inc., (2)	9,031
	Industrial Conglomerates – 2.6%

1,876	Fraser and Neave Limited	13,575

151	Rheinmetall AG	7,044

79	Siemens AG, Sponsored ADR	7,879
	Total Industrial Conglomerates	28,498
	Insurance – 5.6%

440	Hannover Rueckversicherung AG	28,116

329	Prudential Corporation PLC	4,258

373	Prudential Corporation PLC, ADR	9,698

480	SCOR SE, ADR	12,377

282	XL Capital Ltd, Class A	6,776
	Total Insurance	61,225
	Internet Software & Services – 0.7%

228	Tencent Holdings Limited	7,792
	Machinery – 2.4%

175	Kone OYJ	12,110

527	Nabtesco Corporation	9,677

101	Vallourec S.A.	4,277
	Total Machinery	26,064
	Media – 0.9%

152	WPP Group PLC	10,356
	Metals & Mining – 6.2%

139	BHP Billiton PLC	4,764

166	BHP Billiton PLC, ADR	11,389

977	Iluka Resources Limited	10,063

350	Rio Tinto Limited	19,373

418	Umicore	21,849
	Total Metals & Mining	67,438

34	Nuveen Investments

Shares	Description (1)	Value

	Multiline Retail – 1.9%

371	Next PLC	$20,669
	Office Electronics – 0.6%

208	Canon Inc.	6,658
	Oil, Gas & Consumable Fuels – 7.5%

563	BG PLC	11,364

469	BG PLC., Sponsored ADR	9,521

400	Repsol YPF S.A	7,757

648	Royal Dutch Shell PLC, Class B Shares	23,000

184	StatoilHydro ASA	4,750

398	StatoilHydro ASA, Sponsored ADR	10,264

65	Total S.A., Sponsored ADR	3,257

245	Total S.A.	12,153
	Total Oil, Gas & Consumable Fuels	82,066
	Personal Products – 0.8%

68	L’Oreal	8,412
	Pharmaceuticals – 7.0%

266	AstraZeneca PLC, Sponsored ADR	12,731

58	Novartis AG	3,549

159	Novartis AG, Sponsored ADR	9,740

140	Novo Nordisk A/S	22,117

316	Sanofi-Aventis, Sponsored ADR	13,607

57	Sanofi-Synthelabo, S.A.	4,860

237	Teva Pharmaceutical Industries Limited, Sponsored ADR	9,814
	Total Pharmaceuticals	76,418
	Real Estate Investment Trust – 1.4%

1,120	Westfield Group	11,804

1,120	Westfield Realty Trust	3,358
	Total Real Estate Investment Trust	15,162
	Real Estate Management & Development – 3.6%

179	Altisource Portfolio Solutions S.A., (2)	15,439

619	Brookfield Properties Corporation	10,288

2,995	Hysan Development Company	13,615
	Total Real Estate Management & Development	39,342
	Semiconductors & Equipment - 2.2%

445	ASM Lithography Holding NV	23,888
	Software - 0.8%

194	Check Point Software Technology Limited, (2)	9,343
	Textiles, Apparel & Luxury Goods - 3.8%

695	Burberry Group PLC	11,234

98	LVMH Moet Hennessy	14,734

4,534	Yue Yuen Industrial Holdings Limited	15,261
	Total Textiles, Apparel & Luxury Goods	41,229
	Tobacco - 1.6%

123	British American Tobacco PLC	6,315

113	British American Tobacco PLC, ADR	11,598
	Total Tobacco	17,913

Nuveen Investments	35

Portfolio of Investments

Nuveen Symphony International Equity Fund (continued)

September 30, 2012

Shares	Description (1)	Value

	Trading Companies & Distributors – 1.6%

1,210	Mitsui & Company Limited	$17,022
	Wireless Telecommunication Services – 2.8%

198	Millicom International Cellular S.A.	18,372

4,264	Vodafone Group PLC	12,099
	Total Wireless Telecommunication Services	30,471
	Total Common Stocks (cost $912,183)	1,012,559

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 4.2%

617	iShares MSCI EAFE Index Fund	$32,701

183	iShares MSCI Hong Kong Index Fund	3,331

1,081	iShares MSCI Japan Index Fund	9,902
	Total Investment Companies (cost $44,745)	45,934
	Total Investments (cost $956,928) – 97.0%	1,058,493
	Other Assets Less Liabilities – 3.0%	32,607
	Net Assets – 100%	$1,091,100

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

36	Nuveen Investments

Portfolio of Investments

Nuveen Symphony Optimized Alpha Fund

September 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 96.8%

	Aerospace & Defense – 1.8%

492	Honeywell International Inc.	$29,397

279	United Technologies Corporation	21,843
	Total Aerospace & Defense	51,240
	Beverages – 2.8%

1,280	Coca-Cola Company	48,550

707	Dr. Pepper Snapple Group	31,483
	Total Beverages	80,033
	Biotechnology – 3.0%

342	Amgen Inc.	28,837

195	Biogen Idec Inc., (2)	29,100

435	Gilead Sciences, Inc., (2)	28,854
	Total Biotechnology	86,791
	Chemicals – 1.5%

133	CF Industries Holdings, Inc.	29,558

234	Mosaic Company	13,481
	Total Chemicals	43,039
	Commercial Banks – 3.6%

456	M&T Bank Corporation	43,393

509	SunTrust Banks, Inc.	14,389

1,359	Wells Fargo & Company	46,926
	Total Commercial Banks	104,708
	Commercial Services & Supplies – 0.9%

809	Waste Management, Inc.	25,953
	Communications Equipment – 1.2%

758	Cisco Systems, Inc.	14,470

318	QUALCOMM, Inc.	19,872
	Total Communications Equipment	34,342
	Computers & Peripherals – 6.2%

268	Apple, Inc.	178,826
	Consumer Finance – 0.5%

254	Capital One Financial Corporation	14,481
	Diversified Financial Services – 0.9%

615	JPMorgan Chase & Co.	24,895
	Diversified Telecommunication Services – 2.7%

331	CenturyLink Inc.	13,372

1,447	Verizon Communications Inc.	65,940
	Total Diversified Telecommunication Services	79,312
	Electric Utilities – 1.2%

741	Southern Company	34,153
	Energy Equipment & Services – 1.4%

499	National-Oilwell Varco Inc.	39,975
	Food & Staples Retailing – 1.6%

451	Costco Wholesale Corporation	45,156

Nuveen Investments	37

Portfolio of Investments

Nuveen Symphony Optimized Alpha Fund (continued)

September 30, 2012

Shares	Description (1)	Value

	Food Products – 2.9%

495	H.J. Heinz Company	$27,695

695	Kraft Foods Inc., Class A Shares	28,738

372	Mead Johnson Nutrition Company, Class A Shares	27,260
	Total Food Products	83,693
	Gas Utilities – 0.5%

319	ONEOK, Inc.	15,411
	Health Care Equipment & Supplies – 2.6%

312	Baxter International, Inc.	18,801

365	Becton, Dickinson and Company	28,674

353	Medtronic, Inc.	15,221

241	Stryker Corporation	13,414
	Total Health Care Equipment & Supplies	76,110
	Health Care Providers & Services – 0.9%

319	McKesson HBOC Inc.	27,444
	Hotels, Restaurants & Leisure – 1.4%

802	Starbucks Corporation	40,702
	Household Durables – 0.6%

1,115	Pulte Corporation, (2)	17,283
	Industrial Conglomerates – 2.2%

2,818	General Electric Company	63,997
	Insurance – 4.3%

784	AFLAC Incorporated	37,538

221	Everest Reinsurance Group Ltd	23,638

728	Hartford Financial Services Group, Inc.	14,152

393	Marsh & McLennan Companies, Inc.	13,334

147	PartnerRe Limited	10,919

467	Torchmark Corporation	23,980
	Total Insurance	123,561
	Internet Software & Services – 1.4%

54	Google Inc., Class A, (2)	40,743
	IT Services – 2.7%

185	Accenture Limited	12,956

317	International Business Machines Corporation (IBM)	65,762
	Total IT Services	78,718
	Life Sciences Tools & Services – 0.7%

366	Thermo Fisher Scientific, Inc.	21,532
	Machinery – 1.7%

323	Caterpillar Inc.	27,791

1,054	Harsco Corporation	21,639
	Total Machinery	49,430
	Media – 0.6%

528	Comcast Corporation, Class A	18,887
	Metals & Mining – 2.2%

263	Newmont Mining Corporation	14,731

1,408	Southern Copper Corporation	48,379
	Total Metals & Mining	63,110

38	Nuveen Investments

Shares	Description (1)	Value

	Multiline Retail – 1.8%

809	Target Corporation	$51,347
	Multi-Utilities – 3.4%

1,367	CenterPoint Energy, Inc.	29,117

577	Consolidated Edison, Inc.	34,557

244	DTE Energy Company	14,625

670	Public Service Enterprise Group Incorporated	21,561
	Total Multi-Utilities	99,860
	Oil, Gas & Consumable Fuels – 6.6%

556	Chevron Corporation	64,807

236	Exxon Mobil Corporation	21,582

1,139	Marathon Oil Corporation	33,680

800	Marathon Petroleum Corporation	43,672

613	Phillips 66	28,425
	Total Oil, Gas & Consumable Fuels	192,166
	Paper & Forest Products – 1.0%

824	International Paper Company	29,928
	Pharmaceuticals – 7.2%

337	Abbott Laboratories	23,105

1,341	Johnson & Johnson	92,408

640	Merck & Company Inc.	28,864

764	Watson Pharmaceuticals Inc., (2)	65,062
	Total Pharmaceuticals	209,439
	Real Estate Investment Trust – 4.7%

395	American Capital Agency Corporation	13,663

1,184	Annaly Capital Management Inc.	19,939

372	Digital Realty Trust Inc.	25,984

732	Equity One Inc.	15,416

1,154	Omega Healthcare Investors Inc.	26,230

237	Simon Property Group, Inc.	35,979
	Total Real Estate Investment Trust	137,211
	Road & Rail – 1.1%

272	Norfolk Southern Corporation	17,307

121	Union Pacific Corporation	14,363
	Total Road & Rail	31,670
	Semiconductors & Equipment – 2.7%

1,718	Intel Corporation	38,964

640	Linear Technology Corporation	20,384

1,448	NVIDIA Corporation, (2)	19,316
	Total Semiconductors & Equipment	78,664
	Software – 4.3%

2,586	Microsoft Corporation	77,011

1,139	Oracle Corporation	35,867

113	VMware Inc.	10,932
	Total Software	123,810

Nuveen Investments	39

Portfolio of Investments

Nuveen Symphony Optimized Alpha Fund (continued)

September 30, 2012

Shares	Description (1)	Value

	Specialty Retail – 5.3%

1,718	American Eagle Outfitters, Inc.	$36,215

240	Home Depot, Inc.	14,489

565	Limited Brands, Inc.	27,832

628	Ross Stores, Inc.	40,569

796	Williams-Sonoma Inc.	35,000
	Total Specialty Retail	154,105
	Textiles, Apparel & Luxury Goods – 0.5%

412	Deckers Outdoor Corporation, (2)	15,096
	Tobacco – 4.2%

2,407	Altria Group, Inc.	80,370

301	Philip Morris International	27,071

299	Reynolds American Inc.	12,958
	Total Tobacco	120,399
	Total Investments (cost $2,328,797) – 96.8%	2,807,220
	Other Assets Less Liabilities – 3.2%	91,318
	Net Assets – 100%	$2,898,538

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of Assets and Liabilities

September 30, 2012

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Optimized Alpha
Assets
Investments, at value (cost $61,364,521, $3,918,819, $956,928 and $2,328,797, respectively)	$65,733,010	$4,361,392	$1,058,493	$2,807,220
Cash	—	—	51,210	64,994
Cash denominated in foreign currencies (cost $–, $–, $438 and $–, respectively)	—	—	444	—
Receivables:
Dividends	101,648	9,234	3,196	6,919
Investments sold	—	247,792	—	105,905
Reclaims	—	—	300	—
Shares sold	1,311,973	5,236	5,000	119,246
Other assets	228	200	199	199
Total assets	67,146,859	4,623,854	1,118,842	3,104,483
Liabilities
Payables:
Investments purchased	2,084,294	371,302	—	110,987
Shares redeemed	15,220	26,244	—	45,643
Accrued expenses:
Management fees	39,425	12,161	19,349	32,441
Trustees fees	202	21	6	14
12b-1 distribution and service fees	17,006	970	154	313
Other	93,665	33,155	8,233	16,547
Total liabilities	2,249,812	443,853	27,742	205,945
Net assets	$64,897,047	$4,180,001	$1,091,100	$2,898,538
Class A Shares
Net assets	$36,679,705	$2,025,555	$109,836	$876,913
Shares outstanding	1,456,177	80,813	7,337	39,093
Net asset value per share	$25.19	$25.06	$14.97	$22.43
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$26.73	$26.59	$15.88	$23.80
Class C Shares
Net assets	$11,841,450	$548,258	$136,505	$170,011
Shares outstanding	492,736	22,918	9,203	7,736
Net asset value and offering price per share	$24.03	$23.92	$14.83	$21.98
Class R3 Shares
Net assets	$2,371,819	$272,476	$51,696	N/A
Shares outstanding	94,233	10,883	3,448	N/A
Net asset value and offering price per share	$25.17	$25.04	$14.99	N/A
Class I Shares
Net assets	$14,004,073	$1,333,712	$793,063	$1,851,614
Shares outstanding	549,118	52,537	52,929	82,374
Net asset value and offering price per share	$25.50	$25.39	$14.98	$22.48
Net assets consist of:
Capital paid-in	$60,718,878	$3,813,670	$1,356,243	$2,314,496
Undistributed (Over-distribution of) net investment income	347,004	12,684	16,413	34,578
Accumulated net realized gain (loss)	(537,324)	(88,926)	(383,124)	71,041
Net unrealized appreciation (depreciation)	4,368,489	442,573	101,568	478,423
Net assets	$64,897,047	$4,180,001	$1,091,100	$2,898,538
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0. 01
N/A	– After the close of business May 30, 2012, Symphony Optimized Alpha liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Operations

Year Ended September 30, 2012

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Optimized Alpha
Dividends and Interest Income (net of foreign tax withheld of $1,995, $–, $2,683 and $277, respectively)	$424,752	$60,248	$30,459	$64,236
Expenses
Management fees	162,273	24,575	7,731	16,253
12b-1 service fees – Class A	37,312	4,531	527	1,911
12b-1 distribution and service fees – Class C	47,064	6,615	2,176	2,871
12b-1 distribution and service fees – Class R3(1)	2,311	1,268	249	195
Shareholder servicing agent fees and expenses	24,210	3,637	620	2,793
Custodian’s fees and expenses	25,835	12,302	14,409	11,809
Trustees fees and expenses	752	258	194	233
Professional fees	56,809	25,617	23,065	22,854
Shareholder reporting expenses	60,755	25,815	9,531	22,510
Federal and state registration fees	40,776	30,618	15,269	7,199
Other expenses	4,799	4,526	4,210	4,002
Total expenses before custodian fee credit and expense reimbursement	462,896	139,762	77,981	92,630
Custodian fee credit	(7)	(27)	(37)	(40)
Expense reimbursement	(141,111)	(89,178)	(63,999)	(64,050)
Net expenses	321,778	50,557	13,945	28,540
Net investment income (loss)	102,974	9,691	16,514	35,696
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(222,369)	101,623	8,999	243,885
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,849,534	580,300	117,052	271,036
Net realized and unrealized gain (loss)	3,627,165	681,923	126,051	514,921
Net increase (decrease) in net assets from operations	$3,730,139	$691,614	$142,565	$550,617
(1)	After the close of business on May 30, 2012, Symphony Optimized Alpha liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of Changes in Net Assets

	Symphony Large-Cap Growth		Symphony Mid-Cap Core
	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	Year Ended 9/30/11
Operations
Net investment income (loss)	$102,974	$(595)	$9,691	$(4,467)
Net realized gain (loss) from investments and foreign currency	(222,369)	1,771,603	101,623	(5,479)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,849,534	(1,048,876)	580,300	(364,537)
Net increase (decrease) in net assets from operations	3,730,139	722,132	691,614	(374,483)
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(195)	—	—	—
From accumulated net realized gains:
Class A	(259,547)	—	—	—
Class C	(154,543)	—	—	—
Class R3	(7,057)	—	—	—
Class I	(263,637)	—	—	—
Decrease in net assets from distributions to shareholders	(684,979)	—	—	—
Fund Share Transactions
Proceeds from sale of shares	62,774,983	7,742,981	2,323,044	2,515,358
Net proceeds from shares issued to shareholders due to reinvestment of distributions	530,191	—	—	—
	63,305,174	7,742,981	2,323,044	2,515,358
Cost of shares redeemed	(7,406,131)	(11,080,238)	(1,665,010)	(475,642)
Net increase (decrease) in net assets from Fund share transactions	55,899,043	(3,337,257)	658,034	2,039,716
Net increase (decrease) in net assets	58,944,203	(2,615,125)	1,349,648	1,665,233
Net assets at the beginning of period	5,952,844	8,567,969	2,830,353	1,165,120
Net assets at the end of period	$64,897,047	$5,952,844	$4,180,001	$2,830,353
Undistributed (Over-distribution of) net investment income at the end of period	$347,004	$195	$12,684	$—

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Changes in Net Assets (continued)

	Symphony International Equity		Symphony Optimized Alpha
	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	Year Ended 9/30/11
Operations
Net investment income (loss)	$16,514	$13,300	$35,696	$26,550
Net realized gain (loss) from investments and foreign currency	8,999	40,159	243,885	304,552
Change in net unrealized appreciation (depreciation) of investments and foreign currency	117,052	(157,074)	271,036	(213,631)
Net increase (decrease) in net assets from operations	142,565	(103,615)	550,617	117,471
Distributions to Shareholders
From net investment income:
Class A	(3,164)	(4,708)	(6,821)	(2,764)
Class C	(1,962)	(1,681)	(704)	—
Class R3(1)	(579)	(705)	(380)	(188)
Class I	(6,342)	(6,903)	(13,082)	(13,989)
From accumulated net realized gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(12,047)	(13,997)	(20,987)	(16,941)
Fund Share Transactions
Proceeds from sale of shares	520,286	407,564	1,185,112	684,696
Net proceeds from shares issued to shareholders due to reinvestment of distributions	1,699	2,689	11,219	6,859
	521,985	410,253	1,196,331	691,555
Cost of shares redeemed	(524,635)	(145,077)	(1,042,352)	(1,009,124)
Net increase (decrease) in net assets from Fund share transactions	(2,650)	265,176	153,979	(317,569)
Net increase (decrease) in net assets	127,868	147,564	683,609	(217,039)
Net assets at the beginning of period	963,232	815,668	2,214,929	2,431,968
Net assets at the end of period	$1,091,100	$963,232	$2,898,538	$2,214,929
Undistributed (Over-distribution of) net investment income at the end of period	$16,413	$12,032	$34,578	$19,869
(1) –	After the close of business on May 30, 2012, Symphony Optimized Alpha liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

44	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	45

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LARGE-CAP GROWTH
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
Class A (12/06)
Year Ended 9/30:
2012	$21.34	$.12	$6.23	$6.35	$—	$(2.50)	$—	$(2.50)	$25.19	32.70%
2011	20.63	— **	.71	.71	—	—	—	—	21.34	3.44
2010	17.50	— **	3.14	3.14	(.01)	—	—	(.01)	20.63	17.96
2009(g)	16.43	.01	1.06	1.07	—	—	—	—	17.50	6.51
Year Ended 7/31:
2009	20.57	.01	(4.15)	(4.14)	—	—	—	—	16.43	(20.13)
2008	20.78	(.07)	(.04)	(.11)	—	(.04)	(.06)	(.10)	20.57	(.55)
Class C (12/06)
Year Ended 9/30:
2012	20.61	(.05)	5.97	5.92	—	(2.50)	—	(2.50)	24.03	31.68
2011	20.07	(.19)	.73	.54	—	—	—	—	20.61	2.69
2010	17.15	(.17)	3.09	2.92	—	—	—	—	20.07	17.03
2009(g)	16.11	(.01)	1.05	1.04	—	—	—	—	17.15	6.46
Year Ended 7/31:
2009	20.32	(.11)	(4.10)	(4.21)	—	—	—	—	16.11	(20.72)
2008	20.68	(.22)	(.04)	(.26)	—	(.04)	(.06)	(.10)	20.32	(1.28)
Class R3 (9/09)
Year Ended 9/30:
2012	21.38	.09	6.20	6.29	—	(2.50)	—	(2.50)	25.17	32.32
2011	20.72	(.07)	.73	.66	—	—	—	—	21.38	3.19
2010	17.61	(.08)	3.19	3.11	—	—	—	—	20.72	17.66
2009(f)	17.69	— **	(.08)	(.08)	—	—	—	—	17.61	(.45)
Class I (12/06)
Year Ended 9/30:
2012	21.53	.21	6.26	6.47	—	(2.50)	—	(2.50)	25.50	33.00
2011	20.77	.04	.72	.76	—	—	—	—	21.53	3.66
2010	17.62	.02	3.18	3.20	(.05)	—	—	(.05)	20.77	18.19
2009(g)	16.53	.01	1.08	1.09	—	—	—	—	17.62	6.59
Year Ended 7/31:
2009	20.63	.05	(4.15)	(4.10)	—	—	—	—	16.53	(19.91)
2008	20.81	(.04)	(.02)	(.06)	(.02)	(.04)	(.06)	(.12)	20.63	(.28)

46	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$36,680	1.79%		(.06)%	1.22%		.51%	106%
2,107	2.36		(1.15)	1.23		(.02)	151
1,063	2.69		(1.40)	1.29		— ***	70
236	3.41	*	(1.82)*	1.35	*	.25 *	10

215	1.94		(.52)	1.35		.06	109
257	3.14		(2.16)	1.33		(.35)	110

11,841	2.57		(.82)	1.97		(.22)	106
1,326	3.18		(2.01)	1.98		(.80)	151
367	3.43		(2.26)	2.06		(.89)	70
661	4.13	*	(2.53)*	2.09	*	(.50 )*	10

621	2.84		(1.49)	2.10		(.75)	109
254	3.89		(2.91)	2.09		(1.11)	110

2,372	1.99		(.14)	1.47		.38	106
60	2.67		(1.50)	1.48		(.31)	151
59	3.05		(1.90)	1.56		(.41)	70
50	2.11	*	(2.11)*	1.59	*	(1.59)*	10

14,004	1.61		.25	.97		.89	106
2,460	2.26		(1.11)	.98		.16	151
7,080	2.57		(1.42)	1.06		.09	70
5,831	3.12	*	(1.51)*	1.09	*	.51 *	10

5,709	1.68		(.27)	1.10		.31	109
3,011	2.40		(1.56)	1.09		(.25)	110

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
(g)	For the two months ended September 30, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY MID-CAP CORE
	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/06)
Year Ended 9/30:
2012	$19.95	$.09	$5.02	$5.11	$—	$—	$—	$25.06	25.66%
2011	20.54	.01	(.60)	(.59)	—	—	—	19.95	(2.87)
2010	17.29	— **	3.28	3.28	(.03)	—	(.03)	20.54	18.96
2009(g)	15.87	.01	1.41	1.42	—	—	—	17.29	8.95
Year Ended 7/31:
2009	20.84	.02	(4.99)	(4.97)	—	—	—	15.87	(23.85)
2008	22.44	(.08)	(.11)	(.19)	—	(1.41)	(1.41)	20.84	(.95)
Class C (5/06)
Year Ended 9/30:
2012	19.18	(.12)	4.86	4.74	—	—	—	23.92	24.77
2011	19.90	(.17)	(.55)	(.72)	—	—	—	19.18	(3.62)
2010	16.85	(.13)	3.18	3.05	—	—	—	19.90	18.10
2009(g)	15.49	(.01)	1.37	1.36	—	—	—	16.85	8.78
Year Ended 7/31:
2009	20.50	(.09)	(4.92)	(5.01)	—	—	—	15.49	(24.44)
2008	22.25	(.24)	(.10)	(.34)	—	(1.41)	(1.41)	20.50	(1.66)
Class R3 (5/09)
Year Ended 9/30:
2012	19.98	.02	5.04	5.06	—	—	—	25.04	25.38
2011	20.62	(.07)	(.57)	(.64)	—	—	—	19.98	(3.10)
2010	17.37	(.05)	3.30	3.25	—	—	—	20.62	18.71
2009(g)	15.95	.01	1.41	1.42	—	—	—	17.37	8.83
Year Ended 7/31:
2009(f)	14.73	(.02)	1.24	1.22	—	—	—	15.95	8.35
Class I (5/06)
Year Ended 9/30:
2012	20.15	.23	5.01	5.24	—	—	—	25.39	26.00
2011	20.70	.06	(.61)	(.55)	—	—	—	20.15	(2.66)
2010	17.41	.05	3.30	3.35	(.06)	—	(.06)	20.70	19.30
2009(g)	15.98	.02	1.41	1.43	—	—	—	17.41	8.95
Year Ended 7/31:
2009	20.93	.06	(5.01)	(4.95)	—	—	—	15.98	(23.65)
2008	22.47	(.02)	(.11)	(.13)	—	(1.41)	(1.41)	20.93	(.68)

48	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$2,026	4.06%		(2.33)%	1.37%		.36%	138%
1,591	4.57		(3.17)	1.38		.02	93
339	13.18		(11.79)	1.39		.01	82
233	12.75	*	(10.81)*	1.40	*	.54 *	17

214	9.20		(7.72)	1.40		.08	118
261	3.08		(2.14)	1.38		(.44)	99

548	4.92		(3.34)	2.12		(.54)	138
674	5.46		(4.08)	2.13		(.75)	93
314	13.95		(12.55)	2.14		(.74)	82
211	13.49	*	(11.56)*	2.14	*	(.21 )*	17

194	9.73		(8.24)	2.15		(.66)	118
256	3.83		(2.89)	2.14		(1.20)	99

272	4.33		(2.60)	1.62		.10	138
207	5.38		(4.04)	1.63		(.28)	93
210	13.64		(12.26)	1.64		(.25)	82
177	13.00	*	(11.06)*	1.64	*	.29 *	17

162	23.32	*	(22.36)*	1.65	*	(.69 )*	118

1,334	3.37		(1.28)	1.12		.97	138
358	4.86		(3.49)	1.13		.23	93
302	13.20		(11.82)	1.14		.25	82
262	12.56	*	(10.63)*	1.14	*	.79 *	17

233	7.20		(5.66)	1.15		.40	118
518	2.83		(1.89)	1.14		(.19)	99

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(g)	For the two months ended September 30, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY INTERNATIONAL EQUITY
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/08)
Year Ended 9/30:
2012	$12.97	$.23	$1.98	$2.21	$(.21)	$—	$(.21)	$14.97	17.07%
2011	14.44	.22	(1.45)	(1.23)	(.24)	—	(.24)	12.97	(8.70)
2010	13.98	.19	.53	.72	(.26)	—	(.26)	14.44	5.20
2009(g)	12.81	.01	1.16	1.17	—	—	—	13.98	9.13
Year Ended 7/31:
2009	17.52	.24	(4.93)	(4.69)	(.02)	—	(.02)	12.81	(26.76)
2008(f)	20.00	— **	(2.48)	(2.48)	—	—	—	17.52	(12.40)
Class C (5/08)
Year Ended 9/30:
2012	12.84	.10	1.98	2.08	(.09)	—	(.09)	14.83	16.18
2011	14.31	.11	(1.45)	(1.34)	(.13)	—	(.13)	12.84	(9.41)
2010	13.87	.10	.51	.61	(.17)	—	(.17)	14.31	4.43
2009(g)	12.73	(.01)	1.15	1.14	—	—	—	13.87	8.96
Year Ended 7/31:
2009	17.49	.15	(4.91)	(4.76)	—	—	—	12.73	(27.22)
2008(f)	20.00	(.03)	(2.48)	(2.51)	—	—	—	17.49	(12.55)
Class R3 (10/10)
Year Ended 9/30:
2012	12.98	.21	1.97	2.18	(.17)	—	(.17)	14.99	16.81
2011(h)	14.50	.18	(1.50)	(1.32)	(.20)	—	(.20)	12.98	(9.22)
Class I (5/08)
Year Ended 9/30:
2012	12.98	.30	1.94	2.24	(.24)	—	(.24)	14.98	17.38
2011	14.45	.26	(1.46)	(1.20)	(.27)	—	(.27)	12.98	(8.49)
2010	13.98	.25	.51	.76	(.29)	—	(.29)	14.45	5.50
2009(g)	12.81	.02	1.15	1.17	—	—	—	13.98	9.13
Year Ended 7/31:
2009	17.52	.28	(4.93)	(4.65)	(.06)	—	(.06)	12.81	(26.52)
2008(f)	20.00	.01	(2.49)	(2.48)	—	—	—	17.52	(12.40)

50	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$110	9.39%		(6.43)%	1.35%		1.60%		22%
270	10.20		(7.43)	1.36		1.41		34
231	12.44		(9.70)	1.37		1.38		100
175	11.44	*	(9.62)*	1.37	*	.45	*	2

160	8.42		(4.87)	1.38		2.17		117
219	11.09	*	(9.84)*	1.37	*	(.11	)*	6

137	9.68		(6.85)	2.10		.73		22
314	10.94		(8.08)	2.11		.75		34
179	13.21		(10.36)	2.12		.73		100
173	12.20	*	(10.37)*	2.13	*	(.30	)*	2

159	13.74		(10.36)	2.13		1.25		117
219	11.84	*	(10.59)*	2.13	*	(.87	)*	6

52	8.17		(5.10)	1.60		1.47		22
45	10.54	*	(7.76)*	1.61	*	1.17	*	34

793	6.35		(3.17)	1.10		2.07		22
335	10.00		(7.23)	1.11		1.66		34
405	12.10		(9.16)	1.12		1.82		100
520	11.19	*	(9.36)*	1.12	*	.70	*	2

476	13.45		(9.93)	1.13		2.39		117
438	10.84	*	(9.59)*	1.11	*	.14	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period May 30, 2008 (commencement of operations) through July 31, 2008.
(g)	For the two months ended September 30, 2009.
(h)	For the period October 5, 2010 (commencement of operations) through September 30, 2011.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY OPTIMIZED ALPHA
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/07)
Year Ended 9/30:
2012	$17.94	$.29	$4.38	$4.67	$(.18)	$—	$(.18)	$22.43	26.17%
2011	17.40	.20	.45	.65	(.11)	—	(.11)	17.94	3.69
2010	15.33	.05	2.05	2.10	(.03)	—	(.03)	17.40	13.69
2009(g)	14.61	.01	.71	.72	—	—	—	15.33	4.93
Year Ended 7/31:
2009	18.27	.09	(3.70)	(3.61)	(.04)	(.01)	(.05)	14.61	(19.73)
2008(f)	20.00	.01	(1.74)	(1.73)	—	—	—	18.27	(8.65)
Class C (9/07)
Year Ended 9/30:
2012	17.58	.13	4.30	4.43	(.03)	—	(.03)	21.98	25.24
2011	17.08	.05	.45	.50	—	—	—	17.58	2.93
2010	15.14	(.08)	2.02	1.94	—	—	—	17.08	12.81
2009(g)	14.45	(.01)	.70	.69	—	—	—	15.14	4.78
Year Ended 7/31:
2009	18.16	(.01)	(3.69)	(3.70)	—	(.01)	(.01)	14.45	(20.35)
2008(f)	20.00	(.11)	(1.73)	(1.84)	—	—	—	18.16	(9.20)
Class I (9/07)
Year Ended 9/30:
2012	17.97	.36	4.38	4.74	(.23)	—	(.23)	22.48	26.56
2011	17.43	.23	.46	.69	(.15)	—	(.15)	17.97	3.91
2010	15.35	.09	2.05	2.14	(.06)	—	(.06)	17.43	13.97
2009(g)	14.63	.02	.70	.72	—	—	—	15.35	4.92
Year Ended 7/31:
2009	18.30	.12	(3.70)	(3.58)	(.08)	(.01)	(.09)	14.63	(19.49)
2008(f)	20.00	.05	(1.75)	(1.70)	—	—	—	18.30	(8.50)

52	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$877	4.02%		(1.38)%	1.23%		1.42%		85%
702	5.79		(3.55)	1.23		1.02		80
376	5.10		(3.42)	1.39		.30		59
310	6.48	*	(4.65)*	1.44	*	.39	*	7

277	7.32		(5.22)	1.45		.65		89
278	4.47	*	(3.02)*	1.43	*	.02	*	88

170	5.56		(2.94)	1.98		.64		85
363	6.72		(4.50)	1.98		.25		80
221	5.80		(4.16)	2.14		(.51)		59
296	7.18	*	(5.38)*	2.20	*	(.39	)*	7

282	8.30		(6.19)	2.20		(.08)		89
227	5.17	*	(3.72)*	2.19	*	(.74	)*	88

1,852	3.29		(.60)	.98		1.71		85
1,099	5.56		(3.39)	.98		1.19		80
1,835	4.77		(3.11)	1.14		.51		59
2,177	6.18	*	(4.38)*	1.19	*	.61	*	7

2,077	7.14		(5.10)	1.20		.84		89
1,763	4.52	*	(3.03)*	1.19	*	.30	*	88

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period September 28, 2007 (commencement of operations) through July 31, 2008.
(g)	For the two months ended September 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”), Nuveen Symphony International Equity Fund (“Symphony International Equity”) and Nuveen Symphony Optimized Alpha Fund (“Symphony Optimized Alpha”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Symphony Large-Cap Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

Symphony Mid-Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

Symphony International Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

Symphony Optimized Alpha’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with varying market capitalizations. After the close of business on May 30, 2012, the Fund liquidated all shareholder accounts invested in Class R3 Shares and distributed the proceeds of the liquidation.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities may represent a transfer from a Level 1 to a Level 2 security. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a

54	Nuveen Investments

pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign

Nuveen Investments	55

Notes to Financial Statements (continued)

currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency“ on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency“ on the Statement of Operations, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency exchange contracts, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 2012.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

56	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Large-Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$62,428,895	$—	$—	$62,428,895
Short-Term Investments:
Repurchase Agreements	—	3,304,115	—	3,304,115
Total	$62,428,895	$3,304,115	$—	$65,733,010

Symphony Mid-Cap Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$4,086,151	$—	$—	$4,086,151
Short-Term Investments:
Repurchase Agreements	—	275,241	—	275,241
Total	$4,086,151	$275,241	$—	$4,361,392

Symphony International Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,012,559	$—	$—	$1,012,559
Investment Companies	45,934	—	—	45,934
Total	$1,058,493	$—	$—	$1,058,493

Symphony Optimized Alpha	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,807,220	$—	$—	$2,807,220
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The table below presents the transfers in and out of the valuation levels for the following Fund as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent a manager determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Symphony International Equity	$648,280	$—	$—	$(648,280)	$—	$—

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

Nuveen Investments	57

Notes to Financial Statements (continued)

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended September 30, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Symphony Large-Cap Growth
	Year Ended 9/30/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,511,225	$36,283,962	93,678	$2,254,508
Class C	459,738	10,742,423	95,387	2,209,428
Class R3	94,378	2,383,976	—	—
Class I	534,471	13,364,622	136,878	3,279,045
Shares issued to shareholders due to reinvestment of distributions:
Class A	12,856	258,536	—	—
Class C	7,991	154,230	—	—
Class R3	—	—	—	—
Class I	5,775	117,425	—	—
	2,626,434	63,305,174	325,943	7,742,981
Shares redeemed:
Class A	(166,604)	(4,028,425)	(46,477)	(1,056,480)
Class C	(39,325)	(902,419)	(49,329)	(1,143,286)
Class R3	(2,971)	(68,212)	—	—
Class I	(105,364)	(2,407,075)	(363,466)	(8,880,472)
	(314,264)	(7,406,131)	(459,272)	(11,080,238)
Net increase (decrease)	2,312,170	$55,899,043	(133,329)	$(3,337,257)

	Symphony Mid-Cap Core
	Year Ended 9/30/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	51,329	$1,268,673	78,938	$1,860,314
Class C	7,176	164,082	23,861	556,397
Class R3	541	13,495	181	4,369
Class I	36,260	876,794	4,101	94,278
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	95,306	2,323,044	107,081	2,515,358
Shares redeemed:
Class A	(50,250)	(1,196,935)	(15,689)	(350,703)
Class C	(19,407)	(431,597)	(4,500)	(102,609)
Class R3	(22)	(569)	—	—
Class I	(1,500)	(35,909)	(926)	(22,330)
	(71,179)	(1,665,010)	(21,115)	(475,642)
Net increase (decrease)	24,127	$658,034	85,966	$2,039,716

58	Nuveen Investments

	Symphony International Equity
	Year Ended 9/30/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,626	$36,949	9,996	$156,323
Class C	6,043	85,255	11,937	165,174
Class R3	—	—	3,448	50,000
Class I	28,378	398,082	2,307	36,067
Shares issued to shareholders due to reinvestment of distributions:
Class A	44	598	112	1,709
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	81	1,101	64	980
	37,172	521,985	27,864	410,253
Shares redeemed:
Class A	(16,149)	(217,182)	(5,313)	(76,030)
Class C	(21,277)	(288,198)	—	—
Class R3	—	—	—	—
Class I	(1,310)	(19,255)	(4,650)	(69,047)
	(38,736)	(524,635)	(9,963)	(145,077)
Net increase (decrease)	(1,564)	$(2,650)	17,901	$265,176

	Symphony Optimized Alpha
	Year Ended 9/30/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	17,349	$374,323	21,530	$421,066
Class C	3,806	79,485	7,707	147,920
Class R3(1)	—	—	2,886	50,000
Class I	34,796	731,304	3,384	65,710
Shares issued to shareholders due to reinvestment of distributions:
Class A	164	3,222	44	841
Class C	4	86	—	—
Class R3(1)	—	—	—	—
Class I	402	7,911	314	6,018
	56,521	1,196,331	35,865	691,555
Shares redeemed:
Class A	(17,541)	(357,169)	(4,069)	(80,063)
Class C	(16,712)	(334,175)	(1)	(19)
Class R3(1)	(2,886)	(59,694)	—	—
Class I	(13,943)	(291,314)	(47,860)	(929,042)
	(51,082)	(1,042,352)	(51,930)	(1,009,124)
Net increase (decrease)	5,439	$153,979	(16,065)	$(317,569)

(1) – After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the fiscal year ended September 30, 2012, were as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Optimized Alpha
Purchases	$78,613,421	$5,215,827	$213,982	$2,139,719
Sales	25,335,409	4,603,693	220,142	2,060,543

Nuveen Investments	59

Notes to Financial Statements (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Optimized Alpha
Cost of investments	$61,577,100	$3,931,008	$964,691	$2,336,026
Gross unrealized:
Appreciation	$5,166,194	$474,962	$176,580	$493,536
Depreciation	(1,010,284)	(44,578)	(82,778)	(22,342)
Net unrealized appreciation (depreciation) of investments	$4,155,910	$430,384	$93,802	$471,194

Permanent differences, primarily due to net operating losses, reclassification of litigation proceeds and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets at September 30, 2012, the Funds’ tax year end, as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Optimized Alpha
Capital paid-in	$(1,796)	$(2,993)	$—	$(287)
Undistributed (Over-distribution of) net investment income	244,030	2,993	(86)	—
Accumulated net realized gain (loss)	(242,234)	—	86	287

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2012, the Funds’ tax year end, were as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Optimized Alpha
Undistributed net ordinary income*	$347,004	$12,684	$18,804	$34,578
Undistributed net long-term capital gains	—	—	—	78,272
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2012 and September 30, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Optimized Alpha
Distributions from net ordinary income*	$195	$—	$12,047	$20,987
Distributions from net long-term capital gains**	684,784	—	—	—

2011	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Optimized Alpha
Distributions from net ordinary income*	$—	$—	$13,997	$16,941
Distributions from net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Fund designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to the net capital gain to zero for the tax year ended September 30, 2012.

At September 30, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Symphony Mid-Cap Core	Symphony International Equity
Expiration:
September 30, 2017	$27,180	$372,472

60	Nuveen Investments

During the Funds’ tax year ended September 30, 2012, the following Funds utilized capital loss carryforwards as follows:

	Symphony Mid-Cap Core	Symphony International Equity	Symphony Optimized Alpha
Utilized capital loss carryforwards	$138,501	$13,892	$155,547

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds’ tax year ended September 30, 2012, there were no post-enactment capital losses generated by any of the Funds.

The Funds have elected to defer losses incurred from November 1, 2011 through September 30, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity
Post-October capital losses	$324,744	$49,556	$5,278
Late-year ordinary losses	—	—	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, Inc., (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Symphony Large-Cap Growth Fund-Level Fee Rate	Symphony Mid-Cap Core Fund-Level Fee Rate	Symphony International Equity Fund-Level Fee Rate	Symphony Optimized Alpha Fund-Level Fee Rate
For the first $125 million	.5000%	.5500%	.6000%	.5000%
For the next $125 million	.4875	.5375	.5875	.4875
For the next $250 million	.4750	.5250	.5750	.4750
For the next $500 million	.4625	.5125	.5625	.4625
For the next $1 billion	.4500	.5000	.5500	.4500
For net assets over $2 billion	.4250	.4750	.5250	.4250

Nuveen Investments	61

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2012, the complex-level fee rate for these Funds was .1695%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/ Temporary Expense Cap	Current/ Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Large-Cap Growth	1.00%	January 31, 2013	1.35%
Symphony Mid-Cap Core	1.15	January 31, 2013	1.40
Symphony International Equity	1.13	January 31, 2013	1.38
Symphony Optimized Alpha	1.00	January 31, 2013	1.45

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Optimized Alpha
Sales charges collected (Unaudited)	$134,074	$11,344	$—	$3,984
Paid to financial intermediaries (Unaudited)	118,513	9,921	—	3,525

62	Nuveen Investments

During the fiscal year ended September 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Optimized Alpha
Commission advances (Unaudited)	$79,683	$1,244	$114	$393

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2012, the Distributor retained such 12b-1 fees as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Optimized Alpha
12b-1 fees retained (Unaudited)	$26,624	$4,070	$1,850	$1,970

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2012, as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Optimized Alpha
CDSC retained (Unaudited)	$—	$—	$7	$—

At September 30, 2012, Nuveen owned shares of the Funds as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Optimized Alpha
Class A	—	2,192	3,794	2,479
Class C	—	2,290	3,820	2,528
Class R3	—	10,183	3,448	N/A
Class I	—	34,425	38,892	41,835

N/A	– After the close of business on May 30, 2012, Symphony Optimized Alpha liquidated all of its Class R3 Shares.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	63

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	216
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	216
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216

64	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	216

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	216
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216

Nuveen Investments	65

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	216
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	216
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	216
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

66	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	99

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	67

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Symphony Asset Management LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members attended a presentation by the Sub-Advisor in February 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the

68	Nuveen Investments

Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Nuveen Symphony International Equity Fund (the “International Equity Fund”) and the Nuveen Symphony Optimized Alpha Fund (the “Optimized Alpha Fund”), which did not exist for part of the foregoing time frame).

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons for the Funds, the Independent Board Members observed, among other things, that the Optimized Alpha Fund and the Nuveen Symphony Large-Cap Growth Fund had demonstrated generally favorable performance in

Nuveen Investments	69

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

comparison to peers, performing in the first quartile over various periods. In addition, the Independent Board Members noted that the Nuveen Symphony Mid-Cap Core Fund had lagged its peers somewhat in the short-term one-year period, but demonstrated more favorable performance in the longer three- and five-year periods, whereas the International Equity Fund lagged its peers somewhat in the three-year period but performed in the first quartile in the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements, if any) below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts), as applicable. The Independent Board Members also reviewed the fees that the Sub-Advisor assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement

70	Nuveen Investments

commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that

Nuveen Investments	71

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Advisor may also benefit a Fund and shareholders to the extent the research enhances the ability of the Advisor to manage the Fund. The Independent Board Members noted that the Advisor’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. In addition, the Board considered that the Sub-Advisor currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

72	Nuveen Investments

Notes

Nuveen Investments	73

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Multi-Cap Growth Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell MidCap® Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000 Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

74	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Symphony Large-Cap Growth Fund	100.00%	100.00%
Nuveen Symphony International Equity Fund	0.00	100.00
Nuveen Symphony Optimized Alpha Fund	100.00	100.00

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	75

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SYMPH-0912P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Symphony Mid-Cap Core Fund	11,215	0	3,940	0
Symphony Optimized Alpha Fund	11,211	0	2,940	0
Symphony International Equity Fund	14,604	0	2,940	0
Symphony Large-Cap Growth Fund	11,267	0	1,000	0

Total	$48,297	$0	10,820	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include leverage offerings as well as comfort letters for seed and shelf offerings.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to preferred stock, commercial paper and registration statements.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Symphony Optimized Alpha Fund	0%	0%	0%	0%
Symphony International Equity Fund	0%	0%	0%	0%
Symphony Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Symphony Mid-Cap Core Fund	11,023	0	2,850	0
Symphony Optimized Alpha Fund	11,020	0	2,850	0
Symphony International Equity Fund	11,007	0	2,850	0
Symphony Large-Cap Growth Fund	11,056	0	0	0

Total	$44,106	$0	$8,550	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include leverage offerings as well as comfort letters for seed and shelf offerings.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to preferred stock, commercial paper and registration statements.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Symphony Optimized Alpha Fund	0%	0%	0%	0%
Symphony International Equity Fund	0%	0%	0%	0%
Symphony Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Symphony Mid-Cap Core Fund	3,940	0	0	3,940
Symphony Optimized Alpha Fund	2,940	0	0	2,940
Symphony International Equity Fund	2,940	0	0	2,940
Symphony Large-Cap Growth Fund	1,000	0	0	1,000

Total	$10,820	$0	$0	$10,820

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Symphony Mid-Cap Core Fund	2,850	0	0	2,850
Symphony Optimized Alpha Fund	2,850	0	0	2,850
Symphony International Equity Fund	2,850	0	0	2,850
Symphony Large-Cap Growth Fund	0	0	0	0

Total	$8,550	$0	$0	$8,550

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 6, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 6, 2012